Semiannual Report April 30, 2001
Oppenheimer MidCap Fund

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

8	Financial Statements

28	Officers and Trustees

Fund Objective

Oppenheimer MidCap Fund seeks capital appreciation

Cumulative Total Returns*

For the Six-Month Period Ended 4/30/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	–41.11%	–44.49%

Class B	–41.32	–44.26

Class C	–41.34	–41.92

Class Y	–40.99

Average Annual Total Returns*

For the 1-Year Period Ended 4/30/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	–38.69%	–42.21%

Class B	–39.16	–42.20

Class C	–39.15	–39.76

Class Y	–38.40

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
MidCap Fund

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

      Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

      The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.

      If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2

      In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3; the danger of pulling out of your investments and locking in losses

1 OPPENHEIMER MIDCAP FUND

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

      Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1.	For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of –9.83% while the S&P 500 Index generated a return of –12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.

2.	For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of –29.16%. Source of data: Standard & Poor’s Micropal Inc.

3.	Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

2 OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Management
Team (l to r)
Julie Ryan
Ian Horowitz
Bruce Bartlett
(Portfolio Manager)
Jin Chon
Jim Turner
(not pictured)

INTERVIEW WITH YOUR FUND’S MANAGER

Q. How would you characterize Oppenheimer MidCap Fund’s performance during the six-month period that ended April 30, 2001?

A. The Fund’s performance suffered during the period as a result of a pronounced, broad-based downturn in growth- oriented stocks of all sizes, including the mid-sized companies on which the Fund focuses. Stocks were hit particularly hard in the technology sector, where we had allocated a relatively large percentage of the Fund’s assets. While disappointed with these results, we believe that this challenging investment environment represents a normal—and, indeed, healthy—part of the market cycle, and look forward to a return to more favorable conditions for growth-oriented stocks.

What made this such a challenging period?

The past six months were characterized by a sharp reversal of the conditions that had supported growth stocks during the previous several years. Over the period, U.S. economic growth slowed in the face of high interest rates and declining levels of consumer confidence. These conditions caused revenue and earnings to fall short of expectations across a wide range of industries. As growth rates decelerated, reduced expectations for future earnings drove stock prices sharply lower, especially among the most richly valued, high growth segments of the technology-based “new economy.”

3 OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“By emphasizing the quality of a company’s revenues rather than the absolute magnitude of its growth, we reduced the Fund’s level of risk and volatility while remaining true to our growth-oriented investment strategy.”

How did you manage the Fund in light of these conditions?

Our investment discipline focuses on companies that have demonstrated high rates of internal revenue growth. Internal revenue growth measures a company’s actual sales of core products and services, while discounting the impact of acquisitions, currency conversions, cost reductions and other factors that can boost revenues over the short term. We believe that real internal growth is the best measure of the quality of a company’s earnings as well as the sustainability of its earnings growth—both of which generally lead to increasing stock prices over the long term.

During most of 2000, we found the greatest concentration of companies exhibiting high rates of internal revenue growth in the technology sector. As a result, the Fund began the period with a much higher percentage of its assets invested in technology than many of our peers or our benchmark, the S&P Mid Cap 400 Index. However, we chose to shift our emphasis toward companies we believed could reliably and sustainably grow their revenues during an economic slowdown. By emphasizing the quality of a company’s revenues rather than the absolute magnitude of its growth, we reduced the Fund’s level of risk and volatility while remaining true to our growth-oriented investment strategy.

      In particular, we found a number of attractive mid-cap investment opportunities among healthcare companies. We focused on healthcare service providers, such as Lincare Holdings, Inc., that have demonstrated consistent revenue and earnings growth, and that we feel are relatively well insulated

4 OPPENHEIMER MIDCAP FUND

from the impact of economic slowdowns. As interest rates fell, we also found several investment opportunities in the financial sector among companies we believed were well positioned to benefit from declining interest rates, such as reinsurer MBIA, Inc. In addition, we invested in select companies in other sectors of the economy, including consumer cyclicals, such as IMS Health, Inc., and utilities, such as Calpine Corp.

Average Annual Total Returns with Sales Charge
For the Periods Ended 3/31/01[1]

Class A	Since

1-Year	Inception

–52.42%	14.45%

Class B	Since

1-Year	Inception

–52.40%	15.03%

Class C	Since

1-Year	Inception

–50.38%	15.68%

Class Y	Since

1-Year	Inception

–49.25%	17.09%

What is your outlook for the future?

In our view, the current slowdown is simply a normal part of the economic cycle. Historically, growth stocks have tended to rebound from such periods with renewed strength. Of course, there’s no way to predict when conditions will turn positive, but experience tells us that mid-cap growth stocks are often among the first beneficiaries of declining interest rates.

      In general, we remain extremely positive on the long-term outlook for this asset class. Many mid-cap stocks offer higher growth rates than large companies, and greater stability and predictability than small ones. As a result, we believe they offer greater opportunities for success and less risk of failure than other segments of the equities market. In our opinion, these intrinsic characteristics make mid-cap stocks particularly attractive for disciplined growth investors seeking to build wealth over the long term.

      We also continue to believe that the technology sector offers excellent long-term growth opportunities, especially in the broadband telecommunications arena. As the world enters the Information Age, those companies building today’s and

1.	See notes on page 7 for further details.

5 OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

tomorrow’s communications networks are growing in importance. Although we have reduced our broadband-related holdings in light of current conditions, we maintain a significant position in the sector to take advantage of its long-term potential. Our long-term approach to helping shareholders build wealth and our commitment to building the portfolio one company and one investment at a time make Oppenheimer MidCap Fund part of The Right Way to Invest.

Top Ten Common Stock Holdings[3]

Calpine Corp.	6.6%

Lincare Holdings, Inc.	4.4

AmeriSource Health Corp., Cl. A	4.1

MBIA, Inc.	3.9

IMS Health, Inc.	3.8

BJ’s Wholesale Club, Inc.	3.7

Sungard Data Systems, Inc.	3.6

Waters Corp.	3.5

Scientific-Atlanta, Inc.	3.2

Micromuse, Inc.	3.0

Top Five Common Stock Industries[3]

Healthcare/Supplies & Services	13.3%

Computer Software	11.0

Retail: Specialty	8.2

Electric Utilities	6.6

Computer Services	6.6

2.	Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of common stock investments.

3.	Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

Past performance is not predictive of future performance.

6 OPPENHEIMER MIDCAP FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website, www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer MidCap Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/1/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information. It is important to remember that investments in mid-cap stocks may be more volatile than investing in large capitalization companies.

7 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS April 30, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—74.5%

Capital Goods—1.7%

Manufacturing—1.7%

Millipore Corp.	424,600	$24,350,810

Communication Services—0.5%

Telecommunications: Long Distance—0.5%

Corvis Corp.[1]	208,200	1,426,170

Corvis Corp.[1,2]	894,072	6,124,393

		7,550,563

Consumer Cyclicals—12.0%

Consumer Services—3.8%

IMS Health, Inc.	1,945,000	53,390,250

Retail: Specialty—8.2%

Bed Bath & Beyond, Inc.[1]	400,000	11,328,000

BJ’s Wholesale Club, Inc.[1]	1,170,000	53,001,000

RadioShack Corp.	805,000	24,657,150

Tiffany & Co.	856,200	27,758,004

		116,744,154

Consumer Staples—2.0%

Entertainment—2.0%

Starbucks Corp.[1]	1,490,000	28,831,500

Financial—6.6%

Diversified Financial—2.7%

AMBAC Financial Group, Inc.	100,000	5,381,000

Concord EFS, Inc.[1]	710,000	33,050,500

		38,431,500

Insurance—3.9%

MBIA, Inc.	1,162,500	55,625,625

Healthcare—13.3%

Healthcare/Supplies & Services—13.3%

AmeriSource Health Corp., Cl. A1	1,077,600	58,190,400

First Health Group Corp.[1]	585,000	30,420,000

Lincare Holdings, Inc.[1]	1,245,000	62,088,150

Stryker Corp.	625,000	37,056,250

		187,754,800

Technology—30.2%

Computer Hardware—1.0%

Handspring, Inc.[1]	885,600	13,487,688

8 OPPENHEIMER MIDCAP FUND

		Market Value
	Shares	See Note 1

Computer Services—6.6%

Finisar Corp.[1]	1,130,000	$16,893,500

Sonus Networks, Inc.[1]	1,031,100	26,251,806

Sungard Data Systems, Inc.[1]	915,000	50,572,050

		93,717,356

Computer Software—11.0%

Interwoven, Inc.[1]	494,000	7,232,160

Mercury Interactive Corp.[1]	618,000	40,880,700

Micromuse, Inc.[1]	850,000	42,075,000

Rational Software Corp.[1]	820,000	19,852,200

Research in Motion Ltd.[1]	1,005,000	34,089,600

Veritas Software Corp.[1]	194,500	11,594,145

		155,723,805

Communications Equipment—6.5%

Bookham Technology plc, ADR[1,2]	315,856	1,118,762

CIENA Corp.[1]	180,000	9,910,800

Newport Corp.	317,200	11,977,472

ONI Systems Corp.[1]	652,500	23,444,325

Scientific-Atlanta, Inc.	795,000	45,895,350

		92,346,709

Electronics—5.1%

JDS Uniphase Corp.[1]	624,644	13,361,135

Vitesse Semiconductor Corp.[1]	305,000	10,339,500

Waters Corp.[1]	940,000	49,068,000

		72,768,635

Utilities—8.2%

Electric Utilities—6.6%

Calpine Corp.[1]	1,648,000	93,919,520

Gas Utilities—1.6%

Kinder Morgan, Inc.	375,000	22,012,500

Total Common Stocks (Cost $1,150,894,129)		1,056,655,415

Preferred Stocks—1.9%

Axsun Technologies, Inc., Cv., Series C1,2,3	771,208	4,365,037

Centerpoint Broadband Technologies, Inc., Cv., Series D1,2	556,586	2,693,876

fusionOne, Inc., 8% Non-Cum. Cv., Series D2,3	1,675,894	4,608,709

ITF Optical Technologies, Inc., Cv., Series A1,2,3	200,000	4,856,000

Tellium, Inc., Cv., Series E1,2	366,667	11,000,010

Total Preferred Stocks (Cost $40,100,109)		27,523,632

9 OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal	Market Value
	Amount	See Note 1

Convertible Corporate Bonds and Notes—0.3%

Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts., 8/15/05[2] (Cost $3,150,000)	$3,150,000	$3,551,625

Repurchase Agreements—23.5%

Repurchase agreement with Deutsche Bank Securities, Inc., 4.50%, dated 4/30/01, to be repurchased at $166,020,750 on 5/1/01, collateralized by U.S. Treasury Nts., 4.25%, 1/15/10, with a value of $23,638,499 and U.S. Treasury Bonds, 6.75%–12%, 8/15/13–8/15/26, with a value of $146,158,690 (Cost $166,000,000)	166,000,000	166,000,000

Repurchase agreement with PaineWebber, Inc., 4.54%, dated 4/30/01, to be repurchased at $167,057,065 on 5/1/01, collateralized by Federal National Mortgage Assn., 6%–8.50%, 12/1/13–2/1/31, with a value of $91,220,919 and Federal Home Loan Mortgage Corp., 6%–6.50%, 4/1/21–4/1/31, with a value of $88,939,800 (Cost $167,036,000)	167,036,000	167,036,000

Total Repurchase Agreements (Cost $333,036,000)		333,036,000

Total Investments, at Value (Cost $1,527,180,238)	100.2%	1,420,766,672

Liabilities in Excess of Other Assets	(0.2)	(2,740,885)

Net Assets	100.0%	$1,418,025,787

Footnotes to Statement of Investments

1.	Non-income-producing security.

2.	Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

3.	Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of April 30, 2001, amounts to $13,829,746. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	October 31,	Gross	Gross	April 30,	Dividend
	2000	Additions	Reductions	2001	Income

Axsun Technologies, Inc., Cv., Series C	—	771,208	—	771,208	$—

fusionOne, Inc., 8% Non-Cum. Cv., Series D*	1,675,894	—	—	1,675,894	8,150

ITF Optical Technologies, Inc., Cv., Series A*	200,000	—	—	200,000	—

					$8,150

*	Not an affiliate as of October 31, 2000.

See accompanying Notes to Financial Statements.

10 OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets

Investments, at value (including repurchase agreement of $333,036,000)—see accompanying statement:

Unaffiliated companies (cost $1,504,080,137)	$1,406,936,926

Affiliated companies (cost $23,100,101)	13,829,746

1,420,766,672

Cash	19,467

Receivables and other assets:

Investments sold	7,386,599

Shares of beneficial interest sold	5,185,260

Interest and dividends	128,833

Other	28,471

Total assets	1,433,515,302

Liabilities

Payables and other liabilities:

Investments purchased	10,533,849

Shares of beneficial interest redeemed	4,349,304

Trustees’ compensation	198,914

Distribution and service plan fees	153,590

Transfer and shareholder servicing agent fees	1,597

Other	252,261

Total liabilities	15,489,515

Net Assets	$1,418,025,787

Composition of Net Assets Paid-in capital	$2,163,244,787

Accumulated net investment loss	(100,047)

Accumulated net realized loss on investment transactions	(638,705,387)

Net unrealized depreciation on investments	(106,413,566)

Net Assets	$1,418,025,787

11 OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $682,753,509 and 38,127,052 shares of beneficial interest outstanding)	$17.91

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.00

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $567,043,173 and 32,445,036 shares of beneficial interest outstanding)	$17.48

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $164,624,725 and 9,422,759 shares of beneficial interest outstanding)	$17.47

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $906,799 and 50,654 shares of beneficial interest outstanding)	$17.90

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,697,581 and 148,162 shares of beneficial interest outstanding)	$18.21

See accompanying Notes to Financial Statements.

12 OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income

Interest	$12,836,355

Dividends:

Unaffiliated companies	541,730

Affiliated companies	8,150

Total income	13,386,235

Expenses

Management fees	5,431,105

Distribution and service plan fees:

Class A	909,372

Class B	3,339,529

Class C	953,602

Class N	452

Transfer and shareholder servicing agent fees:

Class A	878,741

Class B	723,307

Class C	206,572

Class N	402

Class Y	1,548

Shareholder reports	543,973

Custodian fees and expenses	28,284

Trustees’ compensation	28,109

Other	267,448

Total expenses	13,312,444

Less expenses paid indirectly	(18,385)

Net expenses	13,294,059

Net Investment Income	92,176

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

Investments	(487,882,759)

Closing and expiration of option contracts written	515,728

Net realized loss	(487,367,031)

Net change in unrealized depreciation on investments	(468,244,310)

Net realized and unrealized loss	(955,611,341)

Net Decrease in Net Assets Resulting from Operations	$(955,519,165)

See accompanying Notes to Financial Statements.

13 OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2001	October 31,
	(Unaudited)	2000

Operations

Net investment income (loss)	$92,176	$(1,600,045)

Net realized gain (loss)	(487,367,031)	(144,891,367)

Net change in unrealized appreciation (depreciation)	(468,244,310)	296,033,356

Net increase (decrease) in net assets resulting from operations	(955,519,165)	149,541,944

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:

Class A	89,330,251	805,221,452

Class B	75,587,260	700,136,215

Class C	25,928,747	210,488,193

Class N	861,637	—

Class Y	3,359,868	115,803

Net Assets

Total increase (decrease)	(760,451,402)	1,865,503,607

Beginning of period	2,178,477,189	312,973,582

End of period (including accumulated net investment loss of $100,047 and $192,223, respectively)	$1,418,025,787	$2,178,477,189

See accompanying Notes to Financial Statements.

14 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS

	Six Months			Year
	Ended			Ended
	April 30, 2001			October 31,
Class A	(Unaudited)	2000	1999	1998[1]

Per Share Operating Data

Net asset value, beginning of period	$30.41	$19.88	$10.83	$10.00

Income (loss) from investment operations:

Net investment gain (loss)	.04	.04	(.04)	(.02)

Net realized and unrealized gain (loss)	(12.54)	10.49	9.11	.85

Total income (loss) from investment operations	(12.50)	10.53	9.07	.83

Dividends and/or distributions to shareholders:

Distributions in excess of net realized gain	—	—	(.02)	—

Net asset value, end of period	$17.91	$30.41	$19.88	$10.83

Total Return, at Net Asset Value[2]	(41.11)%	52.97%	83.79%	8.30%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$682,754	$1,055,967	$167,879	$14,607

Average net assets (in thousands)	$816,867	$728,168	$60,644	$7,185

Ratios to average net assets:[3]

Net investment gain (loss)	0.41%	0.28%	(0.49)%	(0.33)%

Expenses	1.19%	1.16%	1.40%	1.59%[4]

Portfolio turnover rate	31%	23%	61%	117%

1.	For the period from December 1, 1997 (inception of offering) to October 31, 1998.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months			Year
	Ended			Ended
	April 30, 2001			October 31,
Class B	(Unaudited)	2000	1999	1998[1]

Per Share Operating Data

Net asset value, beginning of period	$29.79	$19.62	$10.77	$10.00

Income (loss) from investment operations:

Net investment loss	(.03)	(.07)	(.07)	(.05)

Net realized and unrealized gain (loss)	(12.28)	10.24	8.94	.82

Total income (loss) from investment operations	(12.31)	10.17	8.87	.77

Dividends and/or distributions to shareholders:

istributions in excess of net realized gain	—	—	(.02)	—

Net asset value, end of period	$17.48	$29.79	$19.62	$10.77

Total Return, at Net Asset Value[2]	(41.32)%	51.83%	82.40%	7.70%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$567,043	$874,830	$118,611	$7,654

Average net assets (in thousands)	$672,449	$594,390	$40,455	$3,521

Ratios to average net assets:[3] Net investment loss	(0.37)%	(0.48)%	(1.25)%	(1.06)%

Expenses	1.97%	1.91%	2.16%	2.35%[4]

Portfolio turnover rate	31%	23%	61%	117%

1.	For the period from December 1, 1997 (inception of offering) to October 31, 1998.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MIDCAP FUND

	Six Months			Year
	Ended			Ended
	April 30, 2001			October 31,
Class C	(Unaudited)	2000	1999	1998[1]

Per Share Operating Data

Net asset value, beginning of period	$29.78	$19.60	$10.76	$10.00

Income (loss) from investment operations:

Net investment loss	(.03)	(.07)	(.06)	(.05)

Net realized and unrealized gain (loss)	(12.28)	10.25	8.92	.81

Total income (loss) from investment operations	(12.31)	10.18	8.86	.76

Dividends and/or distributions to shareholders:

Distributions in excess of net realized gain	—	—	(.02)	—

Net asset value, end of period	$17.47	$29.78	$19.60	$10.76

Total Return, at Net Asset Value[2]	(41.34)%	51.94%	82.38%	7.60%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$164,625	$247,566	$26,482	$2,587

Average net assets (in thousands)	$192,046	$161,221	$9,066	$1,271

Ratios to average net assets:[3]

Net investment loss	(0.37)%	(0.48)%	(1.26)%	(1.07)%

Expenses	1.97%	1.91%	2.16%	2.35%[4]

Portfolio turnover rate	31%	23%	61%	117%

1.	For the period from December 1, 1997 (inception of offering) to October 31, 1998.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS Continued

Period
Ended
April 30, 2001[1]
Class N	(Unaudited)

Per Share Operating Data

Net asset value, beginning of period	$19.54

Loss from investment operations:

Net investment loss	(.01)

Net realized and unrealized loss	(1.63)

Total loss from investment operations	(1.64)

Dividends and/or distributions to shareholders:

Distributions in excess of net realized gain	—

Net asset value, end of period	$17.90

Total Return, at Net Asset Value[2]	(8.39)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$907

Average net assets (in thousands)	$556

Ratios to average net assets:[3]

Net investment loss	(0.33)%

Expenses	1.67%

Portfolio turnover rate	31%

1.	For the period from March 1, 2001 (inception of offering) to April 30, 2001.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MIDCAP FUND

	Six Months			Year
	Ended			Ended
	April 30, 2001			October 31,
Class Y	(Unaudited)	2000	1999	1998[1]

Per Share Operating Data

Net asset value, beginning of period	$30.86	$20.07	$10.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)	(.05)	(.02)	(.01)	.01

Net realized and unrealized gain (loss)	(12.60)	10.81	9.22	.87

Total income (loss) from investment operations	(12.65)	10.79	9.21	.88

Dividends and/or distributions to shareholders:

Distributions in excess of net realized gain	—	—	(.02)	—

Net asset value, end of period	$18.21	$30.86	$20.07	$10.88

Total Return, at Net Asset Value[2]	(40.99)%	53.76%	84.69%	8.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$2,698	$115	$2	$1

Average net assets (in thousands)	$1,539	$33	$2	$1

Ratios to average net assets: [3] Net investment income (loss)	0.46%	0.60%	(0.06)%	0.05%

Expenses	0.94%	0.74%	1.03%	1.09%[4]

Portfolio turnover rate	31%	23%	61%	117%

1.	For the period from December 1, 1997 (inception of offering) to October 31, 1998.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

20 OPPENHEIMER MIDCAP FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2000, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring

2006	$2,792,572

2007	3,516,822

2008	142,020,390

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2001, a credit of $66,021 was made for the Fund’s projected benefit obligations and payments of $2,903 were made to retired trustees, resulting in an accumulated liability of $123,299 as of April 30, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

21 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22 OPPENHEIMER MIDCAP FUND

2. Shares of Beneficial Interest

     The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	13,302,474	$293,861,302	33,833,586	$1,036,803,331

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	(9,903,135)	(204,531,051)	(7,550,876)	(231,581,879)

Net increase	3,399,339	$89,330,251	26,282,710	$805,221,452

Class B

Sold	8,062,932	$176,372,436	27,648,563	$830,933,407

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	(4,985,022)	(100,785,176)	(4,327,314)	(130,797,192)

Net increase	3,077,910	$75,587,260	23,321,249	$700,136,215

Class C

Sold	2,739,761	$59,086,299	9,424,959	$281,662,027

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	(1,630,440)	(33,157,552)	(2,462,638)	(71,173,834)

Net increase	1,109,321	$25,928,747	6,962,321	$210,488,193

Class N

Sold	51,229	$871,239	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	(575)	(9,602)	—	—

Net increase	50,654	$861,637	—	$—

Class Y

Sold	260,503	$5,771,906	3,687	$118,326

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	(116,056)	(2,412,038)	(72)	(2,523)

Net increase	144,447	$3,359,868	3,615	$115,803

1.	For the six months ended April 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

23 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $730,748,422 and $395,985,436, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 0.65%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
Six Months	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

April 30, 2001	$2,891,844	$774,658	$335,978	$4,842,251	$426,113	$8,637

1.	The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A Contingent	Class B Contingent	Class C Contingent	Class N Contingent
	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
Six Months	Charges Retained	Charges Retained	Charges Retained	Charges Retained
Ended	by Distributor	by Distributor	by Distributor	by Distributor

April 30, 2001	$2,459	$707,066	$38,743	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

24 OPPENHEIMER MIDCAP FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $909,372 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $70,622 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

			Distributor's	Distributor's
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$3,339,529	$2,871,050	$18,757,763	3.31%

Class C Plan	953,602	448,326	2,506,727	1.52

Class N Plan	452	—	21,218	2.34

25 OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 2001, was as follows:

	Call Options

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of October 31, 2000	—	$—

Options written	2,250	515,728

Options closed or expired	(2,250)	$(515,728)

Options outstanding as of

April 30, 2001	—	$—

26 OPPENHEIMER MIDCAP FUND

6. Illiquid or Restricted Securities

As of April 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2001, was $38,318,412, which represents 2.70% of the Fund’s net assets, of which $34,766,787 is considered restricted. Information concerning restricted securities is as follows:

			Valuation	Unrealized
	Acquisition	Cost	Per Unit as of	Appreciation
Security	Date	Per Unit	April 30, 2001	(Depreciation)

Stocks and Warrants

Axsun Technologies, Inc., Cv., Series C	12/13/00	$11.67	$5.66	$(4,634,960)

Bookham Technology plc, ADR	2/24/00	15.83	2.60	(4,178,777)

Centerpoint Broadband Technologies, Inc., Cv., Series D	10/23/00	10.78	4.84	(3,306,121)

Corvis Corp.	12/16/99	6.71	6.85	124,425

fusionOne, Inc., 8% Non-Cum. Cv., Series D	9/6/00	5.43	2.75	(4,491,396)

ITF Optical Technologies, Inc. Cv., Series A	4/7/00	25.00	24.28	(144,000)

Tellium, Inc., Cv., Series E	9/20/00	30.00	30.00	—

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

27 OPPENHEIMER MIDCAP FUND

OPPENHEIMER MIDCAP FUND

Officers and Trustees	Bridget A. Macaskill, President and Chairman of the Board of Trustees
Paul Y. Clinton, Trustee
Thomas W. Courtney, Trustee
Robert G. Galli, Trustee
Lacy B. Herrmann, Trustee
Brian Wruble, Trustee
Bruce L. Bartlett, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER MIDCAP FUND

INFORMATION AND SERVICES

      As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon—Fri 8am—9pm ET, Sat 10am—4pm ET
1.800.525.7048

Telephone Transactions
Mon—Fri 8am—9pm ET, Sat 10am—4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon—Fri 9am—6:30pm ET   1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols Class A: OMDAX Class B: OMDBX Class C: OMDCX Class Y: OMDYX

1.	Automatic investment plans do not assure profit or protect against losses in declining markets.

2.	At times this website may be inaccessible or its transaction feature may be unavailable.

RS0745.001.0401 June 29, 2001

29 OPPENHEIMER MIDCAP FUND